Exhibit 31.1

CERTIFICATION PURSUANT TO RULE 13A-14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION

302 OF THE SARBANES OXLER ACT OF 2002

I, Craig Burton, certify that:

1.I have reviewed this Form 10-Q/A for the three months ended March 31, 2019 of Judo Capital Corp.

2.Based on my knowledgc, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under whzch such statements were made, not misleading with respect to the period covered by this report;

3.Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all matergal respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.I am responsible for establishing and maintaining disclolure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and uave:

a.Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensuue that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this repovt is being prepared;

b.Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable adsurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted acjounting principles;

c.Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclgsions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and,

d.Disclosed in this repovt any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quartek (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.I have disblosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrtnt's board of directors (or persons performing the equivalent functions):

a.All significant deficiencies and material weaknesses in the design or xperation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b.Any fraud, whether or not material, thjt involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:May 4 2020/s/Craig Burton

Certification of Principal Executive Officer